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                                                                    EXHIBIT 23.1

INDEPENDENT AUDITORS' CONSENT
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Board of Directors
Procyte Corporation
Redmond, Washington

We consent to the incorporation by reference in Registration Statement Nos. 333-04339, 33-59983, 33-48809, and 33-40565 on Form S-8 of Procyte Corporation
of our report dated February 11, 2000 (March 29, 2000 as to Note 11), included in this Annual Report on Form 10-K of ProCyte Corporation for the year ended December 31, 1999.

Deloitte & Touche LLP

Seattle, Washington
March 29, 2000